Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly

Innovator U.S. Equity 10 Buffer ETF™ – Quarterly

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 27, 2024

March 29, 2024

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the Outcome Period of approximately three months. The current Outcome Period will end on March 31, 2024. Each Fund will commence a new Outcome Period that will begin on April 1, 2024 and end on June 30, 2024. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Cap as set forth in the table below.

Fund Name	Ticker	Cap	Investment Objective
Innovator U.S. Equity 5 to 15 Buffer ETF™– Quarterly	EALT	Gross: 8.06% Net: 7.88%*	The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 8.06% (prior to taking into account management fees and other Fund operating expenses) while seeking to provide a buffer against SPDR® S&P 500® ETF Trust losses of between 5% and 15% (prior to taking into account management fees and other Fund operating expenses) over the period from April 1, 2024 through June 30, 2024.
Innovator U.S. Equity 10 Buffer ETF™– Quarterly	ZALT	Gross: 3.64% Net: 3.46%*	The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 3.64% (prior to taking into account management fees and other Fund operating expenses) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other Fund operating expenses) of SPDR® S&P 500® ETF Trust losses, over the period from April 1, 2024 through June 30, 2024.

*	Takes into account the Fund’s unitary management fee.

In connection with the onset of the new outcome period, each Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to the new outcome period: April 1, 2024 through June 30, 2024.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference